UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2 TO

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  January 11, 2008

Inform Worldwide Holdings, Inc.
_____________________________________________________________________________________________
(Exact name of registrant as specified in its charter)
Florida                                                      0-2999420-3379902
___________________________________________________________________________________________
(State or other jurisdiction of jurisdiction)  (Commission File Number)    (IRS Employer Identification No.)

2501 North Green Valley Parkway, Suite 111, Henderson, NV 89014
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(Address of principal executive offices)   (Zip Code)

Registrant’s telephone number, including area code: (702) 317-2300

N/A
_____________________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 2 to Form 8-K amends Inform Worldwide Holdings, Inc.’s Amendment No. 1 to Form 8-K filed August 8, 2008, to include the requisite audit report for the financial statements of Medical Resources, LLC.

Item 9.01 Financial Statements and Exhibits

(a)   Financial statements of business acquired.  See Exhibit 99.1.
(b)   Pro forma financial information.  See Exhibit 99.2.
(c)   Shell Company Transactions. Not applicable.
(d)   Exhibits. See the Exhibit Index set forth below for a list of exhibits included with this Current Report on Form 8-K/A.

Exhibit Index

Exhibit Number                                                      Description
99.1                                           Financial Statements of Medical Resources, LLC
99.2                                           Pro Forma financial information

.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

 INFORM WORLDWIDE HOLDINGS, INC.

        By:   /s/ Ashvin Mascarenhas
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Name:  Ashvin Mascarenhas
                       Title:  CEO

Date:           August 13, 2008